INVESTOR PRESENTATION February 2017 Exhibit 99.1

Forward-looking Statements and Disclaimers The information in this presentation is summary in nature and may not contain all information that is important to you. The Recipient acknowledges and agrees that (i) no representation or warranty regarding the material contained in this presentation is made by YRC Worldwide Inc. (the “Company” or “we”) or any of its affiliates and (ii) that the Company and its affiliates have no obligation to update or supplement this presentation or otherwise provide additional information. This presentation is for discussion and reference purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or other property. This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to future events or future performance of the Company and include statements about the Company’s expectations or forecasts for future periods and events. Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue,” the negative of such terms or other comparable terminology. We disclaim any obligation to update those statements, except as applicable law may require us to do so, and we caution you not to rely unduly on them. We have based those forward-looking statements on our current expectations and assumptions about future events, and while our management considers those expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to, those we discuss in the “Risk Factors” section of our Annual Report on Form 10-K and in other reports we file with the Securities and Exchange Commission. This presentation includes the presentation of Adjusted EBITDA, a non-GAAP financial measure. Adjusted EBITDA is not a measure of financial performance in accordance with generally accepted accounting principles and may exclude items that are significant in understanding and assessing our financial results. Therefore, this measure should not be considered in isolation or as an alternative to net income from operations, cash flows from operations, earnings per fully-diluted share or other measures of profitability, liquidity or performance under generally accepted accounting principles. You should be aware that this presentation of Adjusted EBITDA may not be comparable to similarly-titled measures used by other companies. A reconciliation of this measure to the most comparable measures presented in accordance with generally accepted accounting principles has been included in this presentation. Product names, logos, brands, and other trademarks featured or referred to are the property of their respective trademark holders. These trademark holders are not affiliated with YRC Worldwide Inc. They do not sponsor or endorse our materials.

From the time we began traveling the roads more than 90 years ago, we have used a combination of extraordinary service, technology and good old fashioned hard work to evolve into the company we are today — one of the largest less-than-truckload (LTL) carriers in North America with ~32,000 employees, driving more than 940 million miles a year and generating $4.7 billion in annual revenue THERE ARE FREIGHT COMPANIES AND THEN THERE’S YRCW

YRCW provides services under a portfolio of four operating companies Collectively, we have approximately 20 - 25% of the public carrier market by tonnage. We provide the broadest coverage and more service capability throughout North America than any competitor. To put it simply, customers tell us where they want their freight to go and when it needs to be there, and we take it there; we carry the economy

We’ve got every corner of North America covered (And the maps to prove it)

North American Coverage YRC Freight serves manufacturing, wholesale, retail and government customers throughout North America. When customers need longer-haul LTL shipping solutions, YRC Freight is the expert For next-day and time-sensitive services, we have three distinct regional carriers: Holland, Reddaway and New Penn. All three brands are well-established in their respective regions

YRC Freight, Holland, Reddaway and New Penn, provide service to more than 250,000 customers in all 50 states, Puerto Rico, Canada and Mexico. Plus, with extensive networks already in place and spanning North America, we are well-positioned to offer LTL services to an even greater number of future customers Networks built for the future

The company you keep says a lot about you. And we work with some very good companies. We’re fortunate to have stable, long-standing relationships with some of the greatest companies in the world, from large Fortune 500 companies to small, privately-held businesses

We delivered, and our customers noticed 4 out of the last 6 years, YRCW operating companies have received awards from Walmart for outstanding service In 2015, Toyota named Holland and Reddaway their LTL logistics partners of the year New Penn and Holland received Quest of Quality awards in 2016 from Logistics Management magazine

Highly Experienced Senior Management With More Than 150 Years of Operating Experience James Welch Chief Executive Officer, YRCW Stephanie Fisher Acting Chief Financial Officer YRCW Jim Fry Vice President, General Counsel & Corporate Secretary, YRCW More than 37 years of industry experience and a 34-year veteran of the Company Returned to the Company in 2011 to become CEO More than 21 years of industry experience Prior to YRCW, served as Executive Vice President, General Counsel, and Secretary for Swift Transportation Company Justin Hall Chief Customer Officer YRCW Responsible for designing and deploying technology, logistics and innovative transportation solutions to enhance the customer experience and create growth opportunities Former President of Logistics Planning Services Also serves as Vice President and Controller More than 16 years of experience in accounting, financial analysis and corporate compliance and a 13-year veteran of the Company

Darren Hawkins President, YRC Freight Scott Ware President, Holland Don Foust President, New Penn TJ O’Connor President, Reddaway More than 25 years of industry experience Prior to being named President of YRC Freight, was Senior Vice President of Sales for the Company More than 31 years of industry experience Prior to being named President of Holland, was Vice President of Operations and Linehaul for the Company More than 36 years of industry experience Prior to being named President of New Penn, was a Division Vice President of Roadrunner Transportation More than 35 years of industry experience Prior to being named President of Reddaway in 2007, served as President and CEO of USF Bestway Highly Experienced Senior Management With More Than 150 Years of Operating Experience

Term Loan ABL Term A Capital Leases ABL Term B CDA Note Series A Notes Series B Notes 6% Convertible Senior Notes Capital Leases New Term Loan CDA Note $1,361.3M $1,010.3M Pre-Refinancing (12/31/13) Today (12/31/16) 5% Convertible Notes 5% Convertible Notes Series B Notes Series A Notes Post-Refinancing (3/31/14) Capital Leases 12.0% (a) New Term Loan 8.0% CDA Note 7.5% (a) $1,221.0M Simplified Capital Structure Since 2013 debt obligations reduced by $351 million and cash interest payments reduced by ~$40 million per year 9 3 6 Number of Debt Facilities (a) Average effective interest rate as of December 31, 2016

Leverage Ratio Growing into capital structure Continue to de-risk the balance sheet Note: Funded debt balances based on par value Funded Debt to Adjusted EBITDA ratio down 5.1 turns YRCW Adjusted EBITDA Millions Funded Debt / Adjusted EBITDA

Credit Facility Covenants YRCW’s credit ratings as of December 31, 2016: Standard & Poor’s corporate family rating is B- with a Stable outlook Moody’s corporate family rating is B3 with a Stable outlook 3.40x LTM as of 4Q16 (a) As amended in January 2017

Cash Flow Steadily improving cash flows while simultaneously increasing reinvestment back into the Company Millions Millions (a) Free cash flow = operating cash flow less acquisitions of property and equipment net of disposals

No Near-Term Maturities Significant extension of debt maturities provides runway to continue operational transformation February 2014 Refinancing February Term Loan March IBT (MOU) December CDA Focused on Operational Execution Runway Option to extend maturity from February 13, 2019 to June 28, 2021, subject to refinancing, replacement or extension of the credit agreement governing the term loan facility to or beyond June 28, 2021 June ABL(a) February 2017 ~2 years

Opportunity for EBITDA Margin Growth & Further Deleveraging Assuming current market performance of an OR of 91 to 93, the long-term EBITDA margin segment goals are as follows: YRCF= 6.6% (equivalent to an OR of 96 – 97) Regional = 9.0% (equivalent to an OR of approximately 95) 9.0% 6.6% Note: The peer group’s FY 2016 EBITDA and OR excludes XPO Logistics’ LTL Division and UPS Freight. For FY 2016 Industry EBITDA margin, Road Runner’s 3Q16 LTM data was used as they have not released earnings for FY 2016. Note: For comparison purposes, EBITDA for all companies is defined as operating income plus depreciation and amortization. EBITDA used to calculate EBITDA margin for YRC Regional and YRC Freight above differs from the credit agreement definition of Adjusted EBITDA

Plan to Achieve Margin Segment Goals Include 1 4 Volume and Yield Growth Economic Growth Continued market price rationalization 2 5 3 Focusing on Safety 6 Installation of in-cab safety technology SMITH system training, peer safety trainers and the expansion of driving schools Enhancing Employee Engagement Union employees profit sharing bonus opportunity based on achieving OR metrics MOU in place through March 2019 Improving Productivity Dock supervisor tablets Utilizing Sysnet software to reduce linehaul miles All contribute to achieving goals Delivering Award Winning Service and Partnering with Our Customers New YRC Freight Accelerated service launched in 2016 Continue Investing in Technology and Revenue Equipment Optym linehaul route optimization software Quintiq pickup and delivery route optimization software All contribute to achieving goals

Reinvesting in the Business After several years of curtailing investment in the business, capital spending has resumed Fleet replenishment through operating leases beginning in 2013 Increased leasing activity due to greater financing options resulting from the Company’s improved financial condition Acquired 82 dimensioners since 2014. Dimensioning technology is used to better cost, price and plan freight loading and flow In FY 2016, the CapEx Equivalent (CapEx plus the Capital Value of Leases) was 5.4% of revenue. This brings the Company more in line with historical industry standards Since the beginning of 2015, the Company has taken delivery of more than 2,000 new tractors and 4,000 new trailers Millions

Reinvesting in the Business – Technology & Other CapEx 4x increase in technology investment from 2013 to 2016 Recent Technology & Other CapEx investments include Dimensioners(a) Mobileye and Lytx in-cab safety technology(a) Pickup and deliver handheld units Upgraded forklift technology PROS yield management technology Dock supervisor tablets KRONOS time and attendance system Dimensional freight quote based shipping solution Sysnet linehaul optimization technology As we move forward, we expect to continue reinvesting at a similar level including Optym linehaul load plan creation and network optimization Quintiq pick-up and delivery software Electronic logging devices (ELDs) (a) Included in Other CapEx

1 3 2 4 2016 Financial and Operational Update Reported Adjusted EBITDA of $297.5 million Operating revenue of $4.7 billion and operating income of $124.3 million Improved Capital Structure Year-end debt balance is the lowest in eleven years Continued reinvesting in the business $100.6 million in capital expenditures and new operating leases for revenue equipment that have a capital value equivalent of $152.5 million for a total of $253.1 million Strengthened customer service Added Accelerated service at YRC Freight

1 Plan to continue investing back into the business through combined purchasing and leasing to enhance shareholder value 3 No material long-term debt / facility maturities until 1Q19 2 International Brotherhood of Teamsters memorandum of understanding (MOU) in place through March 2019 Annual wage increases of $0.34 per hour in April in 2017 and 2018 Annual health and welfare benefit contributions increase in August in 2017 and 2018; estimated increase in 2017 is approximately 7% 4 Total federal net operating losses (NOLs) of $741.5 million as of December 31, 2016 that expire between 2028 - 2036 Helps mitigate federal cash income tax payments Forward Looking Considerations

Competitive Strengths YRCW’s competitive strengths provide a platform for continued improvement and long-term growth GENERATION-SKIPPING TECHNOLOGY PHYSICAL ASSETS NETWORKS PEOPLE

Competitive Strengths ~32,000 highly experienced employees throughout North America Average tenure of union employees approximately 15 years Union employee turnover less than 10% Long-term relationships with more than 250,000 customers Experienced senior management with 150 combined years of operating experience leading the transformation PEOPLE

Competitive Strengths Typical LTL driving distance contributes to stable workforce and low turnover YRCW drivers covered over 940 million miles in 2015 The equivalent of more than 168,000 round trips between New York and Los Angeles Active million mile drivers – accident-free through specific career anniversaries 2,134 drivers > 1 million miles 683 drivers > 2 million miles 108 drivers > 3 million miles 19 drivers > 4 million miles 1 driver > 5 million miles 1 driver > 6 million miles PEOPLE

Competitive Strengths NETWORKS Networks include 387 terminals

Competitive Strengths YRC Freight operates a large hub and spoke network Regional carriers operate direct loading and quick sort networks YRCW Totals 387 terminals ~21,000 doors ~14,000 tractors ~45,000 trailers Reinvesting in the business by replenishing the fleet through a combined approach of purchasing and leasing Taken delivery of more than 2,000 new tractors and 4,000 new trailers since the beginning of 2015 PHYSICAL ASSETS

Competitive Strengths Implementing tools for continuous improvement in safety, efficiency, and productivity In-Cab Safety Technology – installation completed in 2016 and in service 82 Dimensioners – in service Dock Supervisor Tablets – in service Pickup and Delivery Route Optimization Software – implementation expected by end of 2017 Pick Up & Delivery Handheld Units – in service GENERATION-SKIPPING TECHNOLOGY Optym Linehaul Route Optimization Software – implementation in 2016

Competitive Strengths The result is award-winning customer service with a flexible supply chain that provides the broadest coverage throughout North America GENERATION-SKIPPING TECHNOLOGY PHYSICAL ASSETS NETWORKS PEOPLE

HOW WE PLAN TO MOVE FREIGHT, OUR COMPANY AND YOUR INVESTMENT FORWARD Strong Industry Position Diversified Business Model Experienced Leadership Team Simplified & Stable Capital Structure Well Positioned Once Capacity Tightens Reinvestment Back Into the Business North American Footprint / Tremendous Asset Base YRCW provides the opportunity to invest in a portfolio of four proud and distinct LTL operating companies

INVESTOR RELATIONS NASDAQ: YRCW www.yrcw.com COMPANY CONTACT: Tony Carreño Vice President – Investor Relations (913) 696-6108 tony.carreno@yrcw.com

APPENDIX

Multi-Employer Pension Plans Contingent Liability Employees covered by collective bargaining agreements Required contributions anticipated to be an average of $1.85(a) per hour in 2017 2017 cash contributions to be approximately $89 million(a) Expense included in EBITDA Contributions are made to 32 multi-employer pension plans with various levels of underfunding Pension plans are managed by independent trustees If the Company were to withdraw from or there was a termination of all of the multi-employer pension plans, the Company’s portion of the contingent liability would be an estimated $10 billion However…………YRC Worldwide has, and expects to continue, making its required contractual contributions to the multi-employer pension plans thus SIGNIFICANTLY minimizing the potential of any material contingent liability becoming due Additionally, to our knowledge, there are no regulations that would change our average per hour contribution for the remaining term of the Memorandum of Understanding (MOU) as that is contractually agreed to by and between the Company and the individual funds nor are we aware of any regulations that would materially change the status or amount of our contingent liability. As long as we continue to pay what is contractually agreed to, there should be no issue (a) The estimated contribution amount is subject to potential increases under the 2014 MOU Extension Agreement if the Company’s health and welfare contributions made to maintain the current level of health and welfare benefits are less than the health and welfare contribution amounts already negotiated. (a)

Single-Employer Pension Plans Certain employees not covered by collective bargaining agreements Plans closed to new participants effective January 1, 2004 with benefit accrual for active employees frozen effective July 1, 2008 Future funding requirements primarily driven by benefits paid, actuarial gains and losses and company contributions Long-term strategy is to reduce the risk of the underfunded plans On average, the single-employer pension expense from 2014 – 2016 was approximately $21 million, excluding the expense recognition of settlements from lump sum payouts in 2015 (a) Reflects a $12.2 million contribution due in January 2017 that was paid in December 2016 (a) (a)

KEY FINANCIAL RESULTS

+0.5% Fourth Quarter 2016 Year-Over-Year Revenue Per Shipment and Revenue Per CWT -1.5% +0.9% +0.3%

Fourth Quarter 2016 Year-Over-Year Volume -0.1% +1.9% +0.0% -0.5%

Full-Year 2016 Year-Over-Year Revenue Per Shipment and Revenue Per CWT +1.3% +0.8% +1.6% +1.3%

Full-Year 2016 Year-Over-Year Volume -3.0% -3.1% -1.2% -2.0%

Consolidated Adjusted EBITDA ($ in millions) -8.3M -80bps -35.8M -60bps ($ in millions)

Segment Adjusted EBITDA ($ in millions) -16.0M +5.0M -220bps +100bps ($ in millions)

(a) As required under our Term Loan Agreement, other, net, shown above consists of the impact of certain items to be included in Adjusted EBITDA EBITDA Reconciliation - Consolidated ($ in millions)

(a) As required under our Term Loan, other nonoperating, net, shown above does not include the impact of non-cash foreign currency gains or losses EBITDA Reconciliation - Segment ($ in millions)

Free Cash Flow Reconciliation - Consolidated ($ in millions)